UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2016

NanoFlex Power Corporation

(Exact name of registrant as specified in its charter)

Florida	333-187308	46-1904002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17207 N. Perimeter Dr., Suite 210

Scottsdale, AZ 85255

(Address of Principal Executive Offices)

(former name or former address, if changed since last report)

Registrant’s telephone number, including area code: (480) 585-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2016, Robert J. Fasnacht notified NanoFlex Power Corporation (the “Company”) that he will resign from his positons as the Company’s Executive Vice President and a member of its Board of Directors effective 5:00 p.m. mountain standard time on Friday, April 15, 2016. Mr. Fasnacht’s resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. A copy of the resignation letter from Mr. Fasnacht to the Company dated April 6, 2016, is filed herewith as Exhibit 17.1.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

EXHIBIT INDEX

Exhibit Number	Description

17.1	Resignation letter dated April 6, 2016 from Robert J. Fasnacht to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoFlex Power Corporation

Date: April 11, 2016	By:	/s/ Dean L. Ledger
Name: Dean L. Ledger
Title: Chief Executive Officer

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